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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                        PURSUANT TO SECTION 13 OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  January 14, 1998


                        DISCOVER CARD MASTER TRUST I
              ------------------------------------------------
             (Exact name of registrant as specified in charter)



   DELAWARE                    0-23108                           51-0020270
   --------                    -------                           ----------
  (State of                  (Commission                       (IRS Employer
Organization)               File Number)                    Identification No.)


C/O GREENWOOD TRUST COMPANY
12 READ'S WAY
NEW CASTLE, DELAWARE                                                  19720
----------------------------------------------                        -----
(Address of principal executive offices)                            (Zip Code)



Registrant's Telephone Number, including area code:  (302) 323-7184


Former name or former address, if changed since last report:  Not Applicable


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ITEM 5.        OTHER EVENTS

               SERIES 1998-1. On January 14, 1998, the registrant made available to investors a prospectus supplement, dated December 31, 1997, and prospectus, dated October 16, 1997, with respect to the issuance of $350,000,000 aggregate principal amount of Series 1998-1 Floating Rate Class A Credit Card Pass-Through Certificates and $18,422,000 aggregate principal amount of Series 1998-1 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association d/b/a First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, to be dated as of January 14, 1998, for Series 1998-1 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus supplement is attached as
Exhibit 99.1.

ITEM 7.        EXHIBITS

Exhibit No.    Description
-----------    -----------

Exhibit 99.1 Prospectus Supplement dated December 31, 1997 with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1998-1.

















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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               DISCOVER CARD MASTER TRUST I
                                 (Registrant)


                               By:     GREENWOOD TRUST COMPANY
                                       (Originator of the Trust)

                               By:      /s/ John J. Coane
                                        -------------------------------------
                                        John J. Coane
                                        Vice President, Director of Accounting
                                        and Treasurer


Date: January 14, 1998





















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                              INDEX TO EXHIBITS

Exhibit      Description                                                    Page
-------      -----------                                                    ----

99.1         Prospectus Supplement dated December 31, 1997 with respect to    5
             the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1998-1.





























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